                                                                   EXHIBIT 10.25


                            AMENDMENT NUMBER ONE TO
                          LOAN AND SECURITY AGREEMENT


     This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of July 20, 1995, by and between Foothill Capital Corporation, a California corporation ("Foothill") and Spectradyne, Inc., a Texas corporation ("Borrower"), with reference to the following facts:

 A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of June 9, 1993 (the "Agreement");

 B. Borrower and the official creditors committee in Borrower's chapter 11 case have requested that Foothill make certain amendments to the Agreement;

 C. On the terms and conditions set forth herein, Foothill is willing to so amend the Agreement; and

 D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.


     NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

     1.   Amendments to the Agreement.
          ---------------------------

          a. Section 2.3(b) of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

          "(b) Default Rate. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a per annum rate equal to four and three-quarters (4.75) percentage points above the Reference Rate."

          b. Section 3.3(e) of the Agreement hereby is deleted in its entirety.

          c. Section 8.2(a) of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

          "(a) If Borrower fails or neglects to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Sections 6.1
                                                                ------------
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(Accounting System), 6.2 (Collateral Reports), 6.3 (Schedule of Accounts), 6.4
------------------------------------------------------------------------------
(Financial Statements), 6.5 (Tax Returns), 6.6 (Inventory Reporting), 6.7
-------------------------------------------------------------------------
(Claims)(as to the second sentence thereof), 6.8 (Maintenance of Inventory and
------------------------------------------------------------------------------
Equipment), 6.9 (Taxes), 6.13 (Compliance with Laws), or 6.14 (Employee
-----------------------------------------------------------------------
Benefits) of this Agreement and such failure continues for a period of ten (10)
---------
days from the date of such failure or neglect;"

     2.   Representations and Warranties. Borrower hereby represents and
          ------------------------------
warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

     3.   Conditions Precedent to Amendment.  The satisfaction of each of the
          ---------------------------------
following on or before July 31, 1995 shall constitute conditions precedent to the effectiveness of this Amendment:

          a. Foothill shall have received a copy of the final Bankruptcy Court Order as entered by the Bankruptcy Court;

          b. Foothill shall have received a copy of the Acknowledgement of Guarantors, in the form of Exhibit A hereto, executed and delivered by SpectraVision and Kalevision;

          c. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date); and

          d. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing.

     4.   Effect on Agreement. The Agreement, as amended hereby, shall be and
          -------------------
remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

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     5.   Miscellaneous.
          -------------

          a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

          b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

          c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

          d. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                         FOOTHILL CAPITAL CORPORATION,
                                         a California corporation


                                         By____________________________

                                         Title:________________________



                                         SPECTRADYNE, INC.,
                                         a Texas corporation


                                         By____________________________

                                         Title:________________________




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                                   EXHIBIT  A
                                   ----------


                         Acknowledgement of Guarantors


          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number One to Loan and Security Agreement, dated as of July 6, 1995 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent of Guarantors are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under its Subsidiary Guarantee and any other Loan Documents to which it is a party; and (d) agrees that its Subsidiary Guarantee and any such other Loan Documents are and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.

                                      KALEVISION SYSTEMS, INC. - USA,
                                      a New York corporation


                                      By ___________________________

                                      Title:________________________

                                      SPECTRAVISION, INC.,
                                      a Delaware corporation


                                      By ___________________________

                                      Title:________________________



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